                                                                     Exhibit 4.4

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             PLANVISTA CORPORATION

                                                             See Reverse for
                                                             Certain Definitions


                            Series C Preferred Stock


This is to Certify that ___________________________________________ is the owner of _____________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated ____________, 2003

____________________________          __________________________________________
Phillip S. Dingle, Secretary          Phillip S. Dingle, Chief Executive Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  - as tenant in common            UNIF GIFT MIN ACT -....Custodian ....
                                                            (Cust)       (Minor)
 TEN ENT  - as tenants by the entireties   Under Uniform Gifts to Minors
                                           Act .........................
 JT TEN   - as joint tenants with right of            (State)
          survivorship and not as tenants
          in common
          Additional abbreviations may also be used though not in the above list

  For value received ______ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  ______________________________________________________________________________
  ______________________________________________________________________________
  ______________________________________________________________________ Shares
  represented by the within Certificate, and do hereby irrevocably constitute and appoint
  ____________________________________________________________________ Attorney
  to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated ___________________   _____
                In presence of

   ____________________________________     _________________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE VOTING, SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARE EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A STOCKHOLDERS AGREEMENT (THE "AGREEMENT"), DATED AS OF APRIL 12, 2002. TRANSFEREES OF THE SHARES ARE BOUND BY THE TERMS OF THE AGREEMENT, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY OR OBTAINED FROM THE COMPANY AT NO CHARGE. ALL OF THE PROVISIONS OF THE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUBJECT TO THE LIMITATIONS IN THE DESIGNATION FOR THIS SERIES, THE BOARD RETAINS THE AUTHORITY TO FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

THE SHARES PRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.